Exhibit 10.3

FORM OF
CUSTODY AGREEMENT

Table of contents

Page

Custody Agreement

1.	Intention of the Parties; Definitions
	1.1	Intention of the Parties
	1.2	Definitions

2.	What _________ is Required to Do
	2.1	Set Up Accounts
	2.2	Cash Account
	2.3	Segregation of Assets; Nominee Name
	2.4	Settlement of Transactions
	2.5	Contractual Settlement Date Accounting
	2.6	Actual Settlement Date Accounting
	2.7	Income Collection (________®)
	2.8	Miscellaneous Administrative Duties
	2.9	Corporate Actions
	2.10	Class Action
	2.11	Proxies
	2.12	Statements of Account
	2.13	Access to _________’s Records
	2.14	Tax Relief Services
	2.15	Notification

3.	Instructions
	3.1	Acting on Instructions; Method of Instruction and Unclear Instructions
	3.2	Verification and Security Procedures
	3.3	Instructions Contrary to Law/Market Practice
	3.4	Cut-Off Times
	3.5	Electronic Access

4.	Fees, Expenses and Other Amounts Owing to _________
	4.1	Fees and Expenses
	4.2	Overdrafts
	4.3	_________’s Right Over Securities; Set-off

5.	Securities Depositories
	5.1	Use of Securities Depositories

6.	Additional Provisions Relating to Customer
	6.1	Representations of Customer and _________
	6.2	Customer to Provide Certain Information to _________
	6.3	Customer is Liable to _________ Even if it is Acting for Another Person

Page

7.	When _________ is Liable to Customer
	7.1	Standard of Care; Liability
	7.2	Force Majeure
	7.3	_________ May Consult With Counsel
	7.4	_________ Provides Diverse Financial Services and May Generate Profits as a Result 16
	7.5	Assets Held Outside _________’s Control
	7.6	Ancillary Services

8.	Taxation
	8.1	Tax Obligations
	8.2	Tax Relief Services With Respect to American Depository Receipts

9.	Termination
	9.1	Term and Termination
	9.2	Exit Procedure

10.	Miscellaneous
	10.1	Notices
	10.2	Successors and Assigns
	10.3	Interpretation
	10.4	Entire Agreement
	10.5	Insurance
	10.6	Security Holding Disclosure
	10.7	USA PATRIOT Act Disclosure
	10.8	Governing Law and Jurisdiction
	10.9	Severability; Waiver; and Survival
	10.10	Confidentiality
	10.11	Counterparts
	10.12	No Third Party Beneficiaries
	10.13	Limitations on Liability
SCHEDULE 1 Persons Authorized To Give Instructions
SCHEDULE 2 Authorized Fund Managers/Advisers
APPENDIX A TO SCHEDULE 2 Specimen Fund Manager Mandate
SCHEDULE 3 Electronic Access
EXHIBIT 1 TO SCHEDULE 3 Products

Custody Agreement

This agreement, dated ____________________, 20__, is between ___________________(“_________”), a national banking association, with a place of business at __________________________; and ETF Securities USA LLC, a Delaware limited liability company (“Sponsor”) on behalf of ETFS Collateralized Commodities Trust, a Delaware statutory trust currently organized into separate series (“Funds”) with offices at c/o ETF Securities USA LLC, 48 Wall Street, 11ith Floor, New York, New York 10005 (the “Customer”).

1.	Intention of the Parties; Definitions

1.1	Intention of the Parties

(a)

This Agreement sets out the terms on which _________ will be providing custodial, settlement and other associated services to Customer. _________ will be responsible for the performance of only those duties set forth in this Agreement.

(b) Customer acknowledges that _________ is not providing any legal, tax or investment advice in connection with the services under this Agreement.

(c)

It is the intention of the parties that the services offered by _________ under this Agreement with respect to the custody of Securities and related settlement services will be limited to Securities that are issued in the United States (“U.S.”) by an issuer that is organized under the laws of the U.S. or any state thereof, or that are both traded in the U.S. and eligible for deposit in a U.S. Securities Depository.

1.2	Definitions

As used herein, the following terms have the meaning hereinafter stated.

“Account” has the meaning set forth in Section 2.1 of this Agreement.

“Affiliate” means an entity that controls, is controlled by, or is under common control with, _________.

          “Applicable Law” means any applicable statute, treaty, rule, regulation or common law and any applicable decree, injunction, judgment, order, formal interpretation or ruling issued by a court or governmental entity.

          “Authorized Person” means any person who has been designated by written notice from Customer in the form of Schedules 1 or 2 as the case may be (or by written notice in the form of Appendix A to Schedule 2 from any agent designated by Customer under this Agreement, including, without limitation, an investment manager) to act on behalf of Customer under this Agreement. Such persons will continue to be Authorized Persons until such time as _________ receives and has had reasonable time to act upon Instructions from Customer (or its agent) that any such person is no longer an Authorized Person.

“Cash Account” has the meaning set forth in Section 2.1(a)(ii).

          “Confidential Information” means and includes all non-public information concerning Customer or the Accounts which _________ receives in the course of providing services under this Agreement. Nevertheless, the term Confidential Information shall not include information which is or becomes available to the general public by means other than _________’s breach of the terms of this Agreement or information which _________ obtains on a non-confidential basis from a person who is not known to be subject to any obligation of confidence to any person with respect to that information.

          “Corporate Action” means any subscription right, bonus issue, stock repurchase plan, redemption, exchange, tender offer, or similar matter with respect to a Financial Asset in the Securities Account that requires discretionary action by the beneficial owner of Financial Asset, but does not include rights with respect to class action litigation or proxy voting.

“Entitlement Holder” means the person named on the records of a Securities Intermediary as the person having a Securities Entitlement against the Securities Intermediary.

          “Financial Asset” means a Security and refers, as the context requires, either to the asset itself or to the means by which a person’s claim to it is evidenced, including a Security, a security certificate or a Securities Entitlement. “Financial Asset” does not include cash.

          “Instruction” means an instruction that has been verified in accordance with a Security Procedure or, if no Security Procedure is applicable, which _________ believes in good faith to have been given by an Authorized Person.

“_________Indemnitees” means _________ and its nominees, directors, officers, employees and agents.

          “Liabilities” means any liabilities, losses, claims, costs, damages, penalties, fines, obligations, or expenses of any kind whatsoever (including, without limitation, reasonable attorneys’, accountants’, consultants’ or experts’ fees and disbursements).

          “Securities”means shares, stocks, debentures, bonds, notes or other like obligations, whether issued in certificated or uncertificated form, and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same that are commonly traded or dealt in on securities exchanges or financial markets or other obligations of an issuer, or shares, participations and interests in an issuer recognized in the country in which it is issued or dealt in as a medium for investment and any other property as may be acceptable to _________ for the Securities Account.

“Securities Account” means each Securities custody account on _________’s records to which Financial Assets are or may be credited under this Agreement.

“Securities Depository” means any clearing system, securities depository, dematerialized book entry system or similar systemfor the central handling of Securities.

          “Security Entitlement” means the rights and property interests of an Entitlement Holder with respect to a Financial Asset as set forth in Part 5 of Article 8 of the Uniform Commercial Code of the State of New York, as the same may be amended from time to time.

          “Security Intermediary” means _________, a Securities Depository and any other financial institution which in the ordinary course of business maintains Securities custody accounts for others and acts in that capacity.

“Security Procedure” means security procedures to be followed by Customer upon the issuance of an Instruction and/or by _________ upon the receipt of an Instruction, so as to enable _________ to verify that such Instruction is authorized, as set forth in service level documentation in effect from time to time between the parties with respect to the services set forth in this Agreement, or as otherwise agreed in writing by the parties. A Security Procedure may, without limitation, involve the use of algorithms, codes, passwords, encryption and telephone call backs. Customer acknowledges that Security Procedures are designed to verify the authenticity of, and not detect errors in, Instructions. For the avoidance of doubt, the parties agree that a SWIFT message issued in the name of Customer through any third party utility agreed upon by the parties as being a method for providing Instructions and authenticated in accordance with that utility’s customary procedures shall be deemed to be an authorized Instruction.

All terms in the singular will have the same meaning in the plural unless the context otherwise provides and vice versa.

2.	What _________ is Required to Do

	2.1	Set Up Accounts

		(a)	_________ will establish and maintain the following accounts (“Accounts”):

(i)

one or more Securities Accounts in the name of Customer (or in another name requested by Customer that is acceptable to _________) for Financial Assets, which may be held by of _________ for the account of Customer, including as an Entitlement Holder; and

(ii)

one or more accounts in the name of Customer (or in another name requested by Customer that is acceptable to _________) (“Cash Account”) for any and all cash received by or on behalf of _________ for the account of Customer.

(b)	At the request of Customer, additional Accounts may be opened in the future and such additional Accounts shall be subject to the terms of this Agreement:

(i)

in accordance with the provisions of an agreement among Customer and a broker-dealer (registered under the Securities and Exchange Act of 1934 (“Exchange Act”) and a member of the National Association of Securities Dealer, Inc. (“NASD”), or any futures commission merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization, regarding escrow or other arrangements in connection with transactions by Customer;

	(ii)	for the purpose of segregating cash or Financial Assets with options purchased or sold by Customer; and

	(iii)	for any other corporate purposes as per the Instruction of an Authorized Person.

(c)

In the event that Customer requests the opening of any additional Account for the purpose of holding collateral pledged by Customer to a securities exchange, clearing corporation, or other central counterparty (a “Counterparty”) to secure trading activity by Customer, or the pledge to a Counterparty of cash or individual Securities held in an Account, that Account (or the pledged cash or Securities) shall be subject to the collateral arrangements in effect between _________ and the Counterparty in addition to the terms of this Agreement.

	(d)	_________’s obligation to open Accounts pursuant to Section 2.1(a) is conditional upon _________ receiving such of the following documents as _________ may require:

		(i)	a certified copy of Customer’s constitutional documents as currently in force;

(ii)

evidence reasonably satisfactory to _________ of the due authorization and execution of this Agreement by Customer (for example by a certified copy of a resolution of Customer’s board of directors or equivalent governing body, substantially in the form set out in Schedule 4);

		(iii)	_________’s standard form fund manager mandate (in the form set out in Appendix A), completed by any persons designated in Schedule 3; and

		(iv)	in the case of any Account opened in a name not that of Customer, documentation with respect to that name similar to that set forth in sub-sections (i) - (iii).

2.2	Cash Account

(a)

Any amount standing to the credit of the Cash Account is a debt due to Customer from _________ as banker. Except as otherwise provided in Instructions acceptable to _________, all cash held in the Cash Account will be deposited during the period it is credited to the Accounts in one or more deposit accounts at _________ in which cash shall not be subject to withdrawal by check or draft. Funds credited to the Cash Account will be transferred by _________by means of Instruction (“payment order”) to a_________ administrator assigned to Customer. Payment orders and Instructions seeking to cancel payment orders or to amend payment orders shall be verified in accordance with a Security Procedure or, if no Security Procedure is applicable, _________ may execute or pay payment orders issued in Customer’s name which _________ believes in good faith to have been given by an Authorized Person.

(b)

Any amounts credited by _________ to the Cash Account on the basis of a notice or an interim credit from a third party, may be reversed if _________ does not receive final payment in a timely manner. _________ will notify Customer promptly of any such reversal.

2.3	Segregation of Assets; Nominee Name

	(a)	_________ will identify in its books that Financial Assets credited to Customer’s Securities Account belong to Customer (except as otherwise may be agreed by _________ and Customer).

	(b)	_________ is authorized, in its discretion:

		(i)	to hold in bearer form, such Financial Assets as are customarily held in bearer form or are delivered to _________ in bearer form;

		(ii)	to hold Financial Assets in or deposit Financial Assets with any Securities Depository or settlement system;

		(iii)	to hold Financial Assets in omnibus accounts on a fungible basis and to accept delivery of Financial Assets of the same class and denomination as those deposited with _________; and

		(iv)	to register in the name of Customer, _________, a Securities Depository, or their respective nominees, such Financial Assets as are customarily held in registered form.

2.4	Settlement of Transactions

Subject to Article 3 and Section 4.2 of this Agreement, _________ will act in accordance with Instructions with respect to the settlement of transactions. Settlement of transactions will be conducted in accordance with prevailing standards of the market in which the transaction occurs. Without limiting the generality of the foregoing, the risk of loss will be borne by Customer whenever _________ delivers Financial Assets or payment in accordance with applicable market practice in advance of receipt or settlement of the expected consideration. In the case of the failure of Customer’s counterparty (or other appropriate party) to deliver the expected consideration as agreed, _________ will contact the counterparty to seek settlement and will notify Customer of such failure. If Customer’s counterparty continues to fail to deliver the expected consideration, _________ will provide information reasonably requested by Customer that _________ has in its possession to allow Customer to enforce rights that Customer has against Customer’s counterparty, but neither _________ nor its Subcustodians will not be obliged to institute legal proceedings, file a proof of claim in any insolvency proceeding or take any similar action.

2.5	Contractual Settlement Date Accounting

(a)

Should Customer request to have _________’s Contractual Settlement Date Accounting Service, _________ will effect book entries on a contractual settlement date accounting basis as described below with respect to the settlement of transactions in those markets where _________ generally offers contractual settlement date accounting.

(i)

Sales: On the settlement date for a sale, _________ will credit the Cash Account with the proceeds of the sale and transfer the relevant Financial Assets to an account at _________ pending settlement of the transaction if not already delivered.

(ii)

Purchases: On the settlement date for the purchase (or earlier, if market practice requires delivery of the purchase price before the settlement date), _________ will debit the Cash Account for the settlement amount and credit a separate account at _________. _________ then will post the Securities Account as awaiting receipt of the expected Financial Assets. Customer will not be entitled to the delivery of Financial Assets that are awaiting receipt until _________ actually receives them.

Upon request, _________ shall provide Customer with a list of those markets for which it provides contractual settlement date accounting. _________ may add markets to or remove markets from this list upon reasonable notice to Customer. _________ reserves the right to restrict in good faith the availability of contractual settlement date accounting for credit or operational reasons.

(b)

_________ may reverse any debit or credit made pursuant to Section 2.5(a) prior to a transaction’s actual settlement, upon notice to Customer, in cases where _________ reasonably believes that the transaction will not settle in the ordinary course within a reasonable time. Customer will be responsible for any costs or liabilities resulting from such reversal. Customer acknowledges that the procedures described in Section 2.5 are of an administrative nature, and _________ does not undertake to make loans and/or Financial Assets available to Customer.

2.6	Actual Settlement Date Accounting

With respect to any settlement of a transaction that is not posted to the Account on the contractual settlement date as referred to in Section 2.5, _________ will post such transaction on the date on which the cash or Financial Assets received as consideration for the transaction is actually received and cleared by _________.

2.7	Income Collection (____________)

(a) _________ will monitor information publicly available in the applicable market about forthcoming income payments on the Financial Assets, and will promptly notify Customer of such information.

(b)

Unless Customer is notified otherwise, _________ will credit the Cash Account with income proceeds on Financial Assets on the anticipated payment date, net of any taxes that are withheld by _________ or any third party (“________”) in those markets where _________ customarily provides an________ service. Upon request, _________ shall provide Customer with a list of ________ eligible markets. _________ may add markets to or remove markets from the list of ________ markets upon notice to Customer that is reasonable in the circumstances. _________ may reverse ________ credits upon oral or written notification to Customer if _________ believes that the corresponding payment will not be received by _________ within a reasonable period or the credit was incorrect.

(c)

In markets where _________ does not provide an________ service, income on Financial Assets (net of any taxes withheld by _________ or any third party) will be credited only after actual receipt and reconciliation.

(d)

_________ will use reasonable efforts to contact appropriate parties to collect unpaid interest, dividends or redemption proceeds and notify Customer of the late payment, but neither _________ nor its Subcustodians will be obliged to file any formal notice of default, institute legal proceedings, file a proof of claim in any insolvency proceeding or take any similar action.

2.8	Miscellaneous Administrative Duties

(a) Until _________ receives Instructions to the contrary, _________ will:

(i)

present all Financial Assets for which _________ has received notice of a call for redemption or that have otherwise matured, and all income and interest coupons and other income items that call for payment upon presentation;

(ii) execute in the name of Customer such certificates as may be required to obtain payment in respect of Financial Assets; and

(iii) exchange interim or temporary documents of title held in the Securities Account for definitive documents of title.

(b)

In the event that, as a result of holding of Financial Assets in an omnibus account, Customer receives fractional interests in Financial Assets arising out of a Corporate Action or class action litigation, _________ will credit Customer with the amount of cash it would have received had the Financial Asset not been held in an omnibus account, and Customer shall relinquish to _________ its interest in such fractional interests.

(c)

If some, but not all, of an outstanding class of Financial Assets is called for redemption, _________ may allot the amount redeemed among the respective beneficial holders of such a class of Financial Assets on a pro rata basis or in a similar manner _________ deems fair and equitable.

2.9	Corporate Actions

(a)

_________ will act in accordance with local market practices to obtain information concerning Corporate Actions that is publicly available in the local market. _________ also will review information obtained from sources to which _________ subscribes for information concerning such Corporate Actions. _________ will promptly provide that information (or summaries that accurately reflect the material points concerning the applicable Corporate Action) to Customer or its Authorized Person.

(b)

_________ will act in accordance with Customer’s Instructions in relation to such Corporate Actions. If Customer fails to provide _________ with timely Instructions with respect to any Corporate Action, neither _________ nor its nominees will take any action in relation to that Corporate Action, except as otherwise agreed in writing by _________ and Customer or as may be set forth by _________ as a default action in the notification it provides under Section 2.9(a) with respect to that Corporate Action.

2.10	Class Action

Any notices received by _________’s corporate actions department about U.S. settled securities class action that requires action by affected owners of the underlying Financial Assets will be promptly notified to Customer if _________, using reasonable care in the circumstances, identifies that Customer was a shareholder and held the relevant Financial Asset in custody with _________ at the relevant time._________ will not make filings in the name of Customer in respect to such notifications except as otherwise agreed in writing between Customer and _________.

2.11	Proxies

(a)

_________ will monitor information distributed to holders of Financial Assets about upcoming shareholder meetings, promptly notify Customer of such information and, subject to Section 2.11(c), act in accordance with Customer’s Instructions in relation to such meetings (the “Proxy Voting Service”).

(b) The Proxy Voting Service is available only in certain markets, details of which are available from _________ on request. Provision of the Proxy Voting Service is conditional upon receipt by _________ of a duly completed enrolment form as well as additional documentation that may be required for certain markets.

(c)

The Proxy Voting Service does not include physical attendance at shareholder meetings. Requests for physical attendance at shareholder meetings can be made but they will be evaluated and agreed to by _________ on a case by case basis.

	(d)	Customer acknowledges that the provision of the Proxy Voting Service may be precluded or restricted under a variety of circumstances. These circumstances include, but are not limited to:

		(i)	the Financial Assets being on loan or out for registration;

		(ii)	the pendency of conversion or another Corporate Action;

		(iii)	the Financial Assets being held in a margin or collateral account at _________ or another bank or broker, or otherwise in a manner which affects voting;

		(iv)	local market regulations or practices, or restrictions by the issuer; and

(v)

_________ being required to vote all shares held for a particular issue for all of _________’s customers on a net basis (i.e., a net yes or no vote based on voting instructions received from all its customers). Where this is the case, _________ will inform Customer by means of the notification.

2.12	Statements of Account

(a)

_________ will provide Customer with a statement of account for each Account, identifying cash and Financial Assets held in the Account and any transfers to and from the Account. Statements of account may be delivered electronically or on-line over the Internet and are deemed delivered when sent electronically or posted on the Internet. Customer will review its statement of account and give _________ written notice of (i) any suspected error or omission or (ii) non-receipt of a statement of account within a reasonable time after the statement of accounts is sent or made available to Customer or would have been sent, as the case may be.

(b)

Customer acknowledges that information available to it on-line with respect to transactions posted after the close of the prior business day may not be accurate due to mis-postings, delays in updating Account records, and other causes. _________ will not be liable for any loss or damage arising out of any such information accessed on-line that is updated or corrected no later than the close of business on the business day after the transaction was posted.

2.13	Access to _________’s Records

(a)

_________ will allow Authorized Persons of Customer’s auditors and independent public accountants such reasonable access to the records of _________ relating to Financial Assets as is required in connection with their examination of books and records pertaining to Customer’s affairs.

(b)

_________ will, upon reasonable written notice, allow Customer reasonable access during normal working hours to the records of _________ relating to the Accounts. _________ may impose reasonable restrictions on the number of individuals allowed access, the frequency and length of such access, and the scope of the records made available. Customer shall reimburse _________ for the cost of copying, collating and researching archived information at _________’s regular hourly rate.

	2.14	Tax Relief Services

_________ will provide tax relief services as provided in Section 8.2.

	2.15	Notification

If Customer has agreed to access information concerning the Accounts through _________’s website, _________ may make any notifications required under this Agreement by posting it on the website.

3.	Instructions

	3.1	Acting on Instructions; Method of Instruction and Unclear Instructions

(a)

Customer authorizes _________ to accept, rely upon and/or act upon any Instructions received by it without inquiry. Customer will indemnify _________Indemnitees against, and hold each of them harmless from, any Liabilities that may be imposed on, incurred by, or asserted against _________Indemnitees as a result of any action or omission taken in accordance with any Instruction.

(b) Customer will where reasonably practicable use automated and electronic methods of sending Instructions.

(c)

_________ shall promptly notify an Authorized Person if _________ determines that an Instruction does not contain all information reasonably necessary for _________ to carry out the Instruction. _________ may decline to act upon an Instruction if it does not receive clarification or confirmation satisfactory to it. _________ will not be liable for any loss arising from any reasonable delay in carrying out any such Instruction while it seeks information, clarification or confirmation or in declining to act upon any Instruction for which it does not receive clarification satisfactory to it.

(d)

In executing or paying a payment order, _________ may rely upon the identifying number (e.g., Fedwire routing number or account) of any party as instructed in the payment order. Customer assumes full responsibility for any inconsistency between the name and identifying number of any party in payment orders issued to _________ in Customer’s name.

	3.2	Verification and Security Procedures

(a)

_________ and Customer shall comply with any applicable Security Procedures with respect to the delivery or authentication of Instructions and shall ensure that any codes, passwords or similar devices are reasonably safeguarded.

(b) Either party may record any of their telephone communications.

	3.3	Instructions Contrary to Law/Market Practice

_________ need not act upon Instructions which it reasonably believes to be contrary to law, regulation or market practice, and_________ shall be under no duty to investigate whether any Instructions comply with Applicable Law or market practice. In the event _________ does not act upon such Instructions, _________ will notify Customer where reasonably practicable.

	3.4	Cut-Off Times

_________ has established cut-off times for receipt of Instructions, which will be made available to Customer. If _________ receives an Instruction after its established cut-off time, _________ will attempt to act upon the Instruction on the day requested if _________ deems it practicable to do so or otherwise as soon as practicable after that day.

	3.5	Electronic Access

Access by Customer to certain applications or products of _________ via _________’s web site or otherwise shall be governed by this Agreement and the terms and conditions set forth in Schedule 3.

4.	Fees, Expenses and Other Amounts Owing to _________

	4.1	Fees and Expenses

Customer will pay _________ for its services under this Agreement [such fees as may be agreed upon in writing from time to time, together with _________’s reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees and tax or related fees incidental to processing charged directly or indirectly by governmental authorities, issuers, or their agents.] Invoices will be payable within thirty (30) days of the date of the invoice. If Customer disputes an invoice it shall nevertheless pay on or before the date that payment is due such portion of the invoice that is not subject to a bona fide dispute. _________ may deduct amounts invoiced from the Cash Account except to the extent that Customer has objected to the invoice within thirty (30) days of the date of the invoice (or such other period as the parties may agree in writing). Without prejudice to _________’s other rights, _________ reserves the right to charge interest on overdue amounts from the due date until actual payment at such rate as _________ customarily charges for similar overdue amounts.

	4.2	Overdrafts

If a debit to the Cash Account results (or will result) in a debit balance, then _________ may, in its discretion, (i) advance an amount equal to the overdraft, (ii) refuse to settle in whole or in part the transaction causing such debit balance, or (iii) if any such transaction is posted to the Securities Account, reverse any such posting. If _________ elects to make such an advance, the advance will be deemed a loan to Customer, payable on demand, bearing interest at the applicable rate charged by _________ from time to time for such overdrafts, from the date of such advance to the date of payment (both after as well as before judgment) and otherwise on the terms on which _________ makes similar overdrafts available from time to time. No prior action or course of dealing on _________’s part with respect to the settlement of transactions on Customer’s behalf will be asserted by Customer against _________ for _________’s refusal to make advances to the Cash Account or to settle any transaction for which Customer does not have sufficient available funds in the Account.

	4.3	_________’s Right Over Securities; Set-off

(a)

Without prejudice to _________’s rights under Applicable Law, Customer grants to _________ a security interest in and a lien on the Financial Assets held in the Securities Account as securing for any and all Liabilities outstanding from time to time (whether actual or contingent) of Customer to _________ or any of its Affiliates and _________ shall be entitled without notice to Customer, to withhold delivery of such Financial Assets, sell or otherwise realize any of such Financial Assets and to apply the proceeds and any other monies credited to the Cash Account in satisfaction of such Liabilities. For this purpose, _________ may make such currency conversions as may be necessary at its then current rates for the sale and purchase of relevant currencies.

(b)

Without prejudice to _________’s rights under Applicable Law, _________may set off against any amount owing by Customer to _________ or any of its Affiliates any amount in any currency standing to the credit of any of Customer’s accounts (whether deposit or otherwise) with any _________branch or office or with any Affiliate of _________. For this purpose, _________ shall be entitled to accelerate the maturity of any fixed term deposits and to effect such currency conversions as may be necessary at its current rates for the sale and purchase of the relevant currencies.

5.	Securities Depositories

	5.1	Use of Securities Depositories

(a)

_________ may deposit Financial Assets with, and hold Financial Assets in any Securities Depository on such terms as such Securities Depository customarily operates and Customer will provide _________ with such documentation or acknowledgements that _________ may require to hold the Financial Assets in such Securities Depository.

(b)

_________ is not responsible for the selection or monitoring of any Securities Depository and will not be liable for any act or omission by (or the insolvency of) any Securities Depository. In the event Customer incurs a loss due to the negligence, willful misconduct, or insolvency of a Securities Depository, _________ will make reasonable efforts, in its discretion, to seek recovery from the Securities Depository, but _________ will not be obligated to institute legal proceedings, file a proof of claim in any insolvency proceeding, or take any similar action.

6.	Additional Provisions Relating to Customer

	6.1	Representations of Customer and _________

(a)

Customer represents and warrants that (i) it has full authority and power, and has obtained all necessary authorizations and consents, to deposit and control the Financial Assets and cash in the Accounts, to use _________ as its custodian in accordance with the terms of this Agreement, to borrow money (both any short term or intraday borrowings in order to settle transactions prior to receipt of covering funds) and grant a lien over Financial Assets as contemplated by Section 4.3; (ii) assuming execution and delivery of this Agreement by _________, this Agreement is Customer’s legal, valid and binding obligation, enforceable in accordance with its terms and it has full power and authority to enter into and has taken all necessary corporate action to authorize the execution of this Agreement; (iii) it has not relied on any oral or written representation made by _________ or any person on its behalf, and acknowledges that this Agreement sets out to the fullest extent the duties of _________; (iv) _________ may rely upon the certification of such other facts as may be required to administer _________’s obligations under this Agreement and Customer shall indemnify _________ against all losses, liability, claims or demands arising directly or indirectly from any such certifications; and (v) it is a resident of the U.S. and shall notify _________ of any changes in residency.

(b)

_________ represents and warrants that (i) assuming execution and delivery of this Agreement by Customer, this Agreement is _________’s legal, valid and binding obligation, enforceable in accordance with its terms and (ii) it has full power and authority to enter into and has taken all necessary corporate action to authorize the execution of this Agreement.

	6.2	Customer to Provide Certain Information to _________

Upon request, Customer will promptly provide to _________ such information about itself and its financial status as _________ may reasonably request, including Customer’s organizational documents and its current audited and unaudited financial statements. Upon _________’s request, Customer shall provide to _________ such similar information concerning any person other than Customer in whose name any Account is opened.

	6.3	Customer is Liable to _________ Even if it is Acting for Another Person

If Customer is acting as an agent or for another person envisaged in Section 2.1(a) of any transaction, cash or Financial Asset, _________ nevertheless will treat Customer as its principal for all purposes under this Agreement. In this regard, Customer will be liable to _________ as a principal in respect of any transactions relating to the Account. The foregoing will not affect any rights _________ might have against Customer’s principal or the other person envisaged by Section 2.1(a).

7.	When _________ is Liable to Customer

	7.1	Standard of Care; Liability

(a)

_________ will use reasonable care in performing its obligations under this Agreement. _________ will not be in violation of this Agreement with respect to any matter as to which it has satisfied its obligation of reasonable care.

(b)

_________ will be liable for Customer’s direct damages to the extent they result from _________’s fraud, negligence or willful misconduct in performing its duties as set out in this Agreement. Nevertheless, under no circumstances will _________ be liable for any indirect, incidental, consequential or special damages (including, without limitation, lost profits) of any form incurred by any person or entity, whether or not foreseeable and regardless of the type of action in which such a claim may be brought, with respect to the Accounts, _________’s performance under this Agreement, or _________’s role as custodian.

(c)

Customer will indemnify _________Indemnitees against, and hold them harmless from, any Liabilities that may be imposed on, incurred by or asserted against any of _________Indemnitees in connection with or arising out of (i) _________’s performance under this Agreement, provided _________Indemnitees have not acted with negligence or engaged in fraud or willful misconduct in connection with the Liabilities in question or (ii) any _________Indemnitees’ status as a holder of record of Customer’s Financial Assets.

		(d)	Without limiting Subsections 7.1(a), (b) or (c), Customer agrees that _________provides no service in relation to, and therefore has no duty or responsibility to:

			(i)	question Instructions or make any suggestions to Customer or an Authorized Person regarding such Instructions;

			(ii)	supervise or make recommendations with respect to investments or the retention of Financial Assets;

			(iii)	advise Customer or an Authorized Person regarding any default in the payment of principal or income of any Security other than as provided in Section 2.7(b) of this Agreement; or

			(iv)	evaluate or report to Customer or an Authorized Person regarding the financial condition of any broker, agent or other party to which _________ is instructed to deliver Financial Assets or cash.

	7.2	Force Majeure

_________ will maintain and update from time to time business continuation and disaster recovery procedures with respect to its custody business that it determines from time to time meet reasonable commercial standards. _________ will have no liability, however, for any damage, loss, expense or liability of any nature that Customer may suffer or incur, caused by an act of God, fire, flood, civil or labor disturbance, war, terrorism, act of any governmental authority or other act or threat of any authority (de jure or de facto), legal constraint, fraud or forgery, malfunction of equipment or software (except where such malfunction is primarily attributable to _________’s negligence in maintaining the equipment or software), failure of or the effect of rules or operations of any external funds transfer system, inability to obtain or interruption of external communications facilities, or any other cause beyond the reasonable control of _________ (including, without limitation, the non-availability of appropriate foreign exchange).

7.3	_________ May Consult With Counsel

_________ will be entitled to rely on, and may act upon the advice of professional advisers in relation to matters of law, regulation or market practice (which may be the professional advisers of Customer), and shall not be liable to Customer for any action taken or omitted pursuant to such advice.

7.4	_________ Provides Diverse Financial Services and May Generate Profits as a Result

Customer hereby authorizes _________ to act under this Agreement notwithstanding that: (a)_________ or any of its divisions, branches or Affiliates may have a material interest in transactions entered into by Customer with respect to the Account or that circumstances are such that _________ may have a potential conflict of duty or interest, including the fact that _________ or its Affiliates may act as a market maker in the Financial Assets to which Instructions relate, provide brokerage services to other customers, act as financial adviser to the issuer of such Financial Assets, act in the same transaction as agent for more than one customer, have a material interest in the issue of the Financial Assets; or earn profits from any of the activities listed herein; and

(b) _________ or any of its divisions, branches or Affiliates may be in possession of information tending to show that the Instructions received may not be in the best interests of Customer. _________ is not under any duty to disclose any such information.

7.5	Assets Held Outside _________’s Control

_________ will not be obliged to hold Financial Assets or cash with any person not agreed to by _________. Furthermore, _________ will not be obliged to register or record Financial Assets in the name of any person not agreed to by _________. If, however, Customer makes such a request and _________ agrees to the request, the consequences of doing so will be at Customer’s own risk. _________shall not be liable for any losses incurred as a result and may be precluded from providing some of the services referred to in this Agreement (for example, and without limitation, income collection, proxy voting, class action litigation and Corporate Action notification and processing).

7.6	Ancillary Services

_________ may use third party delivery services and providers of information regarding matters such as pricing, proxy voting, corporate actions and class action litigation and use local agents to provide extraordinary services such as attendance at annual meetings of issuers of Securities. Although _________ will use reasonable care in the selection and retention of such third party providers and local agents, it will not be responsible for any errors or omissions made by them in providing the relevant information or services.

8.	Taxation

	8.1	Tax Obligations

(a)

Customer will pay or reimburse _________, and confirms that _________ is authorized to deduct from any cash received or credited to the Cash Account any taxes or levies required by any revenue or governmental authority for whatever reason in respect of Customer’s Accounts.

(b)

Customer will provide to _________ such certifications, declarations, documentation, and information as it may require in connection with taxation, and warrants that, when given, this information is true and correct in every respect, not misleading in any way, and contains all material information. Customer undertakes to notify _________ immediately if any information requires updating or correcting. _________provides no service of controlling or monitoring, and therefore has no duty in respect of, or liability for any taxes, penalties, interest or additions to tax, payable or paid that result from:

			(i)	the inaccurate completion of documents by Customer or any third party;

			(ii)	the provision to _________ or a third party of inaccurate or misleading information by Customer or any third party;

			(iii)	the withholding of material information by Customer or any third party; or

			(iv)	any delay by any revenue authority or any other cause beyond _________’s control.

(c)

If _________ does not receive appropriate certifications, documentation and information then, as and when appropriate and required, additional tax shall be deducted from all income received in respect of the Financial Assets issued (including, but not limited to, U.S. non-resident alien tax and/or backup withholding tax).

(d)

Customer will be responsible in all events for the timely payment of all taxes relating to the Financial Assets in the Securities Account; provided, however, that _________ will be responsible for any penalty or additions to tax due solely as a result of _________’s negligent acts or omissions with respect to paying or withholding tax or reporting interest, dividend or other income paid or credited to the Cash Account.

	8.2	Tax Relief Services With Respect to American Depository Receipts

(a)

Subject to the provisions of this Section, _________ will apply for a reduction of withholding tax in respect of income payments on Financial Assets comprised of American Depository Receipts credited to the Securities Account that _________ believes may be available. To defray expenses pertaining to nominal tax claims, _________ may from time to time set minimum thresholds as to a de minimis value of tax relief claims or reduction of withholding which it will pursue in respect of income payments under this Section 8.2.

(b)

The provision of a tax relief service by _________ is conditional upon _________ receiving from Customer (i) a declaration of its identity and place of residence and (ii) certain other documentation (pro forma copies of which are available from _________), prior to the receipt of Financial Assets comprised of American Depository Receipts in the Account or the payment of income. If Financial Assets comprised of American Depository Receipts credited to the Account are beneficially owned by someone other than Customer, this information will be necessary with respect to the beneficial owner. Customer acknowledges that _________ will be unable to perform tax reclamation services unless it receives this information.

(c)

_________ will perform tax reclamation service only with respect to taxation levied by the revenue authorities of the countries advised to Customer from time to time and _________ may, by notification in writing, in its absolute discretion, supplement or amend the countries in which this tax reclamation service is offered. Other than as expressly provided in this Section 8.2, _________ will have no responsibility with regard to Customer’s tax position or status in any jurisdiction.

9.	Termination

	9.1	Term and Termination

(a)

[The initial term of this Agreement shall be for a period of five years following the date on which _________ commenced providing services under the Agreement. Following the initial term, Sponsoron behalf of the Customer may terminate this Agreement on sixty (60) days’ written notice to _________. _________ may terminate this Agreement on one hundred and eighty (180) days’ written notice to Customer.]

		(b)	Notwithstanding Section 9.1(a):

(i)

Either party may terminate this Agreement immediately on written notice to the other party in the event that a material breach of this Agreement by the other party has not been cured within thirty (30) days of that party being given written notice of the material breach;

(ii)

Either party may terminate this Agreement immediately on written notice to the other party upon the other party being declared bankrupt, entering into a composition with creditors, obtaining a suspension of payment, being put under court controlled management or being the subject of a similar measure; and

[(iii)

_________ may terminate this Agreement on sixty (60) days’ written notice to Customer in the event that _________ reasonably determines that Customer has ceased to satisfy _________’s customary credit requirements]

[; and

(iv)

Customer may terminate this Agreement at any time on sixty (60) days’ written notice to _________ upon payment of a termination fee. The termination fee will be an amount equal to six (6) times the average monthly fees paid during the six month period prior to Customer’s notice of termination, or since the date _________ commenced providing services under this Agreement if that period is less than six months.]

	9.2	Exit Procedure

Customer will provide _________ full details of the persons to whom _________ must deliver Financial Assets and cash within a reasonable period before the effective time of termination of this Agreement. If Customer fails to provide such details in a timely manner, _________ shall be entitled to continue to be paid fees under this Agreement until such time as it is able to deliver the Financial Assets and cash to a successor custodian, but _________ may take such steps as it reasonably determines to be necessary to protect itself following the effective time of termination, including ceasing to provide transaction settlement services in the event that _________ is unwilling to assume any related credit risk. _________ will in any event be entitled to deduct any amounts owing to it prior to delivery of the Financial Assets and cash (and, accordingly, _________ will be entitled to sell Financial Assets and apply the sale proceeds in satisfaction of amounts owing to it). Customer will reimburse _________ promptly for all out-of-pocket expenses it incurs in delivering Financial Assets upon termination. Termination will not affect any of the liabilities either party owes to the other arising under this Agreement prior to such termination.

10.	Miscellaneous

	10.1	Notices

Notices (other than Instructions) under this Agreement will be served by registered mail or hand delivery to the address of the respective parties as set out on the first page of this Agreement, unless notice of a new address is given to the other party in writing. Notice will not be deemed to be given unless it has been received.

	10.2	Successors and Assigns

This Agreement will be binding on each of the parties’ successors and assigns, but the parties agree that neither party can assign any of its rights or obligations under this Agreement without the prior written consent of the other party, which consent will not be unreasonably withheld or delayed; except _________ may assign this Agreement without Customer’s consent to (a) any Affiliate or subsidiary of _________ or (b) in connection with a merger, reorganization, stock sale or sale of all or substantially all of _________’s custody business.

	10.3	Interpretation

Headings are for convenience only and are not intended to affect interpretation. References to articles and sections are to articles and sections of this Agreement and references to sub-sections and paragraphs are to sub-sections of the sections and paragraphs of the sub-sections in which they appear.

	10.4	Entire Agreement

This Agreement, including the Schedules and the Exhibits (and any separate agreement which _________ and Customer may enter into with respect to any Cash Account), sets out the entire Agreement between the parties in connection with the subject matter, and this Agreement supersedes any other agreement, statement, or representation relating to custody, whether oral or written. Amendments must be in writing and signed by both parties.

10.5	Insurance

Customer acknowledges that _________ will not be required to maintain any insurance coverage specifically for the benefit of Customer. _________ will, however, provide summary information regarding its own general insurance coverage to Customer upon written request.

10.6	Security Holding Disclosure

With respect to Securities and Exchange Commission Rule 14b-2 under the Shareholder Communications Act regarding disclosure of beneficial owners to issuers of Securities, _________ is instructed not to disclose the name, address or Security positions of Customer in response to shareholder communications requests regarding the Account.

10.7	USA PATRIOT Act Disclosure

Section 326 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”) requires _________ to implement reasonable procedures to verify the identity of any person that opens a new account with it. Accordingly, Customer acknowledges that Section 326 of the USA PATRIOT Act and _________’s identity verification procedures require _________ to obtain information which may be used to confirm Customer’s identity, including without limitation Customer’s name, address and organizational documents (“identifying information”) from Customer or on some occasions from third parties regarding Customer. Customer may also be asked to provide information about its financial status, such as its current audited and unaudited statements. Customer agrees to provide _________ with and consents to _________ obtaining from third parties any such identifying and financial information required as a condition of opening an account with or using any service provided by _________.

10.8	Governing Law and Jurisdiction

This Agreement will be construed, regulated and administered under the laws of the U.S. or State of New York, as applicable, without regard to New York’s principles regarding conflict of laws, except that the foregoing shall not reduce any statutory right to choose New York law or forum. The U.S. District Court for the Southern District of New York will have the sole and exclusive jurisdiction over any lawsuit or other judicial proceeding relating to or arising from this Agreement. If that court lacks federal subject matter jurisdiction, the Supreme Court of the State of New York, New York County will have sole and exclusive jurisdiction. Either of these courts will have the proper venue for any such lawsuit or judicial proceeding, and the parties waive any objection to venue or their convenience as a forum. The parties agree to submit to the jurisdiction of any of the courts specified and to accept service of process to vest personal jurisdiction over them in any of these courts. The parties further hereby knowingly, voluntarily and intentionally waive, to the fullest extent permitted by Applicable Law, any right to a trial by jury with respect to any such lawsuit or judicial proceeding arising or relating to this Agreement or the transactions contemplated hereby. To the extent that in any jurisdiction Customer may now or hereafter be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (before or after judgment) or other legal process, Customer shall not claim, and it hereby irrevocably waives, such immunity.

10.9	Severability; Waiver; and Survival

(a)

If one or more provisions of this Agreement are held invalid, illegal or unenforceable in any respect on the basis of any particular circumstances or in any jurisdiction, the validity, legality and enforceability of such provision or provisions under other circumstances or in other jurisdictions and of the remaining provisions will not in any way be affected or impaired.

(b)

Except as otherwise provided herein, no failure or delay on the part of either party in exercising any power or right under this Agreement operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No waiver by a party of any provision of this Agreement, or waiver of any breach or default, is effective unless it is in writing and signed by the party against whom the waiver is to be enforced.

	(c)	The parties’ rights, protections, and remedies under this Agreement shall survive its termination.

10.10	Confidentiality

(a)

Subject to Section 10.10(b), _________ will hold all Confidential Information in confidence and will not disclose any Confidential Information except as may be required by Applicable Law, a regulator with jurisdiction over _________’s business, or with the consent of Customer.

	(b)	Customer authorizes _________ to disclose Confidential Information to:

(i)

any subcontractor, agent, Securities Depository, securities exchange, broker, third party agent, proxy solicitor, issuer, or any other person that _________ believes it is reasonably required in connection with _________’s provision of relevant services under this Agreement;

		(ii)	its professional advisors, auditors or public accountants;

		(iii)	its Affiliates and branches; and

		(iv)	any revenue authority or any governmental entity in relation to the processing of any tax claim.

(c)

Except as otherwise required by Applicable Law or as needed to enforce the terms of this Agreement, the parties shall hold the terms and conditions, including, without limitation, any commercial terms, of this Agreement in confidence.

10.11	Counterparts

This Agreement may be executed in several counterparts each of which will be deemed to be an original and together will constitute one and the same agreement.

10.12	No Third Party Beneficiaries

A person who is not a party to this Agreement shall have no right to enforce any term of this Agreement.

10.13	Limitations on Liability.

(a) The debts, liabilities, obligations, expenses, costs, charges, indemnities and reserves incurred, contracted for, attributable to or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of the Trust generally or of any other Series and, unless otherwise provided by the Sponsor, none of the debts, liabilities, obligations, expenses, costs, charges, indemnities and reserves incurred, contracted for, attributable to or otherwise existing with respect to the Trust generally or any other Series shall be enforceable against the assets of such Series. Any general liabilities, expenses, costs, charges, indemnities or reserves of the Trust which are not readily identifiable as being held with respect to any particular Series shall be allocated and charged by the Sponsor to and among any one or more of the Series in such manner and on such basis as the Sponsor in its sole discretion deems fair and equitable. Pursuant to the Delaware Statutory Trust Act and the Amended and Restated Trust Agreement of the Trust, any party extending credit to, contracting with or having any claim against any Series of the Trust may look only to the assets of such Series to satisfy or enforce any debt with respect to that Series.

(b) This Agreement has been entered into by the Trust and was executed and delivered by an officer of its Sponsor, on behalf of the Trust, which officer was acting solely in his capacity as an officer of the Sponsor and not in his individual capacity and which Sponsor was acting solely in its capacity as sponsor of the Trust and not in its individual capacity. The obligations of this Agreement are not binding on such officer, the Sponsor or any shareholder of the series of the Trust individually. The obligations of this Agreement are binding only upon the assets and property of the Trust or belonging or attributable to a Series thereof.

ETF SECURITIES USA LLC, on behalf of the Customer

By:	By:

Name:	Name:
Title:	Title:
Date:	Date:

SCHEDULE 1
Persons Authorized To Give Instructions

Full Name and Official Position	Method of Instruction*	Telephone Number	Specimen Signature

Signed for and on behalf of Customer by:

Signature:

Name:

Position:

*i.e., writing or facsimile

SCHEDULE 2
Authorized Fund Managers/Advisers

Persons authorized as fund managers will also have to complete an authority in similar form to Schedule 2, but with some additional wording. A specimen copy is attached as Appendix A.

Full name of Fund Manager/Adviser	Address	Accounts for which authorized*

Signature:

Name:

Position:

*

*If left blank, the Fund Manager is authorized to give instructions on all accounts.

APPENDIX A TO SCHEDULE 2
Specimen Fund Manager Mandate

TO:

CUSTODY DIVISION

DATE:

Dear Sirs,

Re: Custody for        (the “Customer”).

We represent that we have been appointed by Customer as its fund manager for the account(s) listed below and that we have full authority from Customer to give instructions in respect of all transactions relating to the account(s). We agree to indemnify and hold _________ harmless for any losses, costs or liabilities it or its agents incur as a result of any breach of this representation.

We set out the names and specimen signatures of those individuals authorized by us to operate accounts and give instructions on behalf of Customer in respect of the account(s).

_________ may accept and act on any instructions that have been verified in accordance with a Security Procedure, as defined in the Custody Agreement between _________ and Customer, or, if no such Security Procedure is applicable, which _________ believes in good faith to have been given by one of those individuals listed below.

We acknowledge that _________ may record our telephone conversations and agree to ensure that any codes, passwords or similar devices are reasonably safeguarded.

Unless specified otherwise, all persons authorized to give instructions shall be authorized to give instructions in respect of all securities and cash accounts, and shall be authorized to give instructions notwithstanding that they may result in an overdraft on any cash account.

Signed for and on behalf of [Name of Fund Manager]

Signature:

Name:

Position:

Evidence of Authority to sign this Letter is enclosed:

ACCOUNT(S) COVERED BY THIS MANDATE:

Full Name and Official Position	Method of Instruction*	Telephone Number	Specimen Signature

*i.e., writing or facsimile

SCHEDULE 3
Electronic Access

1. _________ shall permit Customer and its Authorized Persons to access electronically the applications and products listed on Exhibit 1 to this Agreement (the “Products”). _________ reserves the right to modify this Schedule 3 and, subject to the terms and conditions of the Agreement, the products and services available through the Products, upon notice to Customer. _________ shall endeavour to give Customer reasonable notice of its termination or suspension of access hereunder to any Product, but may do so immediately upon written notice to Customer if _________ determines, in its sole discretion, that providing access to such Product would violate Applicable Law or that the security or integrity of such Product is at risk.

2. In consideration of the fees paid by Sponsor on behalf of the Customer to _________ and subject to any applicable Software License Addendum in relation to _________ owned or sublicensed Software provided for a particular Application and Applicable Law, _________ grants to Customer on the terms of this Schedule 3 a non-exclusive license to use the Products and the information and data made available to Customer through the Products (the “Data”) for the sole use of Customer. Customer may download the Data and print out hard copies for its reference, provided that it does not remove any copyright or other notices contained therein or any hyperlink or other reference to any such notice.

3. The rights and obligations of the parties with respect to the provision of certain cash products and services via the Products shall also be governed, to the extent not governed by this Agreement, by _________’s terms and conditions relating to such products and services, as the same may be amended from time to time (the “Product Terms”). If and to the extent that there is a conflict between the Product Terms and this Schedule 3, the provisions of this Schedule 3 shall prevail.

4. Customer acknowledges that there are certain security, corruption, transaction error and access availability risks associated with using open networks such as the internet, and Customer hereby expressly assumes such risks. Customer shall make its own independent assessment of the adequacy of the internet and of the security procedures made available by _________. Customer acknowledges and agrees that the selection and use by it of third party security and communications software and third party service providers is the sole responsibility of Customer, and _________ disclaims all risks related thereto, notwithstanding that _________ may recommend certain security and/or communication software packages. All such software must be interoperable with _________’s software. Each of Customer and _________ shall be responsible for the proper functioning, maintenance and security of its own systems, services, software and other equipment.

5. Notwithstanding the other provisions of the Agreement, _________ shall not be liable for any Liabilities arising out of the use or unavailability of _________’s web site or any means provided by _________ of accessing the Products through _________’s web site in the absence of _________’s gross negligence or wilful misconduct.

6. Customer shall not use the Products to transmit (i) any virus, worm, or destructive element or any programs or data that may be reasonably expected to interfere with or disrupt the Products or servers connected to the Products; (ii) material that violates the rights of another, including but not limited to the intellectual property rights of another; and (iii) “junk mail”, “spam”, “chain letters” or unsolicited mass distribution of e-mail.

7. Customer shall promptly and accurately designate in writing to _________ the geographic location of its users from time to time. Customer further represents and warrants to _________ that Customer shall not access the service from any jurisdiction which _________ informs Customer or where Customer has actual knowledge that the service is not authorized for use due to local regulations or laws. Prior to submitting any document which designates the persons authorized to act on Customer’s behalf, Customer shall obtain from each individual referred to in such document all necessary consents to enable _________ to process the data set out therein for the purposes of providing the Products.

8. Customer shall be responsible for the compliance of its Authorized Persons with the terms of this Schedule 3.

EXHIBIT 1 TO SCHEDULE 3
Products

UP TO DATE LIST TO BE INSERTED AT TIME OF SIGNING